Exhibit 99.3

Phillips 66 Partners LP

Unaudited Pro Forma Consolidated Financial Statements

Introduction

Set forth below are Phillips 66 Partners LP’s unaudited pro forma consolidated statements of income for the three months ended March 31, 2016, and for each of the years in the three-year period ended December 31, 2015, and the unaudited pro forma consolidated balance sheet as of March 31, 2016 (together with the notes to unaudited pro forma consolidated financial statements, the “pro forma financial statements”). Unless otherwise stated or the context otherwise indicates, all references to “Phillips 66 Partners,” “the Partnership,” “us,” “our,” “we,” or similar expressions refer to Phillips 66 Partners LP, including its consolidated subsidiaries.

The pro forma financial statements have been prepared by making certain pro forma adjustments to the consolidated financial statements included in our Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission (“SEC”) on May 3, 2016. Accordingly, the pro forma financial statements should be read in conjunction with such historical consolidated financial statements and related financial statements notes thereto.

On May 4, 2016, we entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Phillips 66 Partners GP LLC (our “General Partner”), Phillips 66 Company, and Phillips 66 Project Development Inc. (“P66 PDI”), each a wholly owned subsidiary of Phillips 66, to acquire, through a series of intercompany contributions, the remaining 75 percent interest in Phillips 66 Sweeny Frac LLC (“Sweeny Frac LLC”), which owns a natural gas liquids (“NGL”) fractionator and associated NGL storage caverns, and 100 percent of Standish Pipeline (collectively the “Acquired Assets”) for total consideration of $775 million (the “Acquisition”). Pursuant to the terms of the Contribution Agreement, the consideration for the Acquisition will consist of our assumption of $625 million of notes payable to a subsidiary of Phillips 66 (“Sponsor Notes”), and the issuance of 2,531,513 newly issued units with a fair value of $150 million, to be allocated between common units and general partner units, with the number of general partner units equal to that proportion necessary for the General Partner to maintain its 2 percent general partner interest in us, after consideration of the public equity offering discussed below.

The pro forma financial statements assume the issuance of 2,339,089 common units to P66 PDI and the issuance of 192,424 general partner units to our General Partner. The actual allocation of units will be determined at the closing of the Acquisition. At or shortly after the closing of the Acquisition, we intend to pay down a portion of the Sponsor Notes with proceeds from the issuance of common units in a public equity offering. The pro forma financial statements assume the public equity offering will result in net cash proceeds of $396 million. The actual size of the public equity offering may be different than that assumed in the pro forma financial statements. The Acquisition is expected to close in the first half of May 2016.

The Acquired Assets include the following:

•                  Sweeny NGL Fractionator. A newly constructed NGL fractionator located at Phillips 66’s Sweeny Refinery in Old Ocean, Texas. The Sweeny NGL Fractionator has a processing capacity of 100,000 barrels per day. The NGL fractionator uses distillation to process a raw (“Y-grade”) NGL stream into its individual purity components, such as propane and butane.

•                  Clemens Caverns. A newly constructed underground salt dome NGL storage facility located near Brazoria, Texas. The Clemens Caverns facilitate handling of Y-grade NGL for input into the Sweeny NGL Fractionator, as well as storage of purity NGL products produced by the fractionator.

•                  Standish Pipeline. A 92-mile, refined petroleum product pipeline extending from Ponca City, Oklahoma, to Wichita, Kansas.

The Acquired Assets are presented at Phillips 66’s historical cost, as the Acquisition is considered to be a reorganization of entities under common control. The pro forma adjustments are based on currently available information and certain estimates and assumptions; actual adjustments may differ from the pro forma adjustments. However, management believes the assumptions are reasonable for presenting the significant effects of the transactions and that the pro forma adjustments give appropriate effect to those assumptions, are factually supportable, and are properly applied in the pro forma financial statements.

The unaudited pro forma consolidated balance sheet as of March 31, 2016, has been prepared as if the Acquisition had occurred on that date. The unaudited pro forma consolidated statements of income for the three months ended March 31, 2016, and the year ended December 31, 2015, have been prepared as if the Acquisition had occurred on January 1, 2015. Pro forma adjustments were not applied to the unaudited pro forma consolidated statements of income for the years ended December 31, 2014 and 2013, as the presentation of pro forma transactions cannot meaningfully or accurately depict what operating results would have been had the Acquisition occurred at a date earlier than January 1, 2015. The unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the Partnership had completed the Acquisition on the dates indicated, or the results that will be obtained in the future.

Phillips 66 Partners LP

Unaudited Pro Forma Consolidated Statement of Income

	Millions of Dollars
	Quarter Ended March 31, 2016
	Phillips 66 Partners LP (a)	Sweeny Frac/Standish* (b)	Sweeny Frac LLC* (c)	Pro Forma Adjustments		Phillips 66 Partners LP Pro Forma
	(Unaudited)	(Unaudited)
Revenues and Other Income
Transportation and terminaling services—related parties	$94.2	16.4	(12.5)	—		98.1
Transportation and terminaling services—third parties	2.0	—	—	—		2.0
Equity in earnings of affiliates	24.8	—	—	—		24.8
Other income	0.2	—	—	—		0.2
Total revenues and other income	121.2	16.4	(12.5)	—		125.1

Costs and Expenses
Operating and maintenance expenses	22.8	14.5	(14.3)	0.2	(1)(2)	23.2
Depreciation	13.8	3.7	(3.6)	—		13.9
General and administrative expenses	8.9	1.3	(1.2)	(1.1)	(2)(3)	7.9
Taxes other than income taxes	5.4	0.8	(0.7)	—		5.5
Interest and debt expense	9.9	—	—	—		9.9
Total costs and expenses	60.8	20.3	(19.8)	(0.9)		60.4
Income (loss) before income taxes	60.4	(3.9)	7.3	0.9		64.7
Provision for income taxes	0.2	0.1	(0.1)	(0.1)	(4)	0.1
Net Income (Loss)	60.2	(4.0)	7.4	1.0		64.6
Less: Net income attributable to noncontrolling interests	3.0	—	—	(3.0)	(5)	—
Less: Net income attributable to Predecessors	4.9	—	7.4	(12.3)	(6)	—
Net income (loss) attributable to the Partnership	52.3	(4.0)	—	16.3		64.6
Less: General partner’s interest in net income (loss) attributable to the Partnership	15.8	(0.1)	—	0.3		16.0
Limited partners’ interest in net income (loss) attributable to the Partnership	$36.5	(3.9)	—	16.0		48.6

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (dollars)
Common units	$0.44					0.53

Average Limited Partner Units Outstanding—Basic and Diluted
Common units—public	24,138,750	—	—	7,089,685	(13)	31,228,435
Common units—Phillips 66	58,489,674	—	—	2,339,089	(13)	60,828,763

*Three months ended December 31, 2015.

See notes to unaudited pro forma consolidated financial statements.

Phillips 66 Partners LP

Unaudited Pro Forma Consolidated Statement of Income

	Millions of Dollars
	Year Ended December 31, 2015
	Phillips 66 Partners LP (d)	Sweeny Frac/Standish (e)	Sweeny Frac LLC (f)	Pro Forma Adjustments		Phillips 66 Partners LP Pro Forma
	(Audited)	(Unaudited)
Revenues and Other Income
Transportation and terminaling services—related parties	$273.9	29.9	(13.3)	—		290.5
Transportation and terminaling services—third parties	5.0	—	—	—		5.0
Equity in earnings of affiliates	77.1	—	—	—		77.1
Other income	5.4	—	—	—		5.4
Total revenues and other income	361.4	29.9	(13.3)	—		378.0

Costs and Expenses
Operating and maintenance expenses	84.1	23.0	(21.9)	1.4	(1)(2)	86.6
Depreciation	25.5	4.3	(3.7)	—		26.1
General and administrative expenses	30.7	4.5	(4.1)	(0.7)	(2)	30.4
Taxes other than income taxes	11.6	3.0	(2.6)	—		12.0
Interest and debt expense	33.9	—	—	—		33.9
Other expenses	0.1	—	—	—		0.1
Total costs and expenses	185.9	34.8	(32.3)	0.7		189.1
Income (loss) before income taxes	175.5	(4.9)	19.0	(0.7)		188.9
Provision for income taxes	0.4	0.1	(0.1)	—		0.4
Net Income (Loss)	175.1	(5.0)	19.1	(0.7)		188.5
Less: Net income attributable to Predecessors	(19.1)	—	19.1	—		—
Net income (loss) attributable to the Partnership	194.2	(5.0)	—	(0.7)		188.5
Less: General partner’s interest in net income (loss) attributable to the Partnership	41.0	(0.1)	—	—		40.9
Limited partners’ interest in net income (loss) attributable to the Partnership	$153.2	(4.9)	—	(0.7)		147.6

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (dollars)
Common units	$2.02					1.71
Subordinated units—Phillips 66	1.24					1.18

Average Limited Partner Units Outstanding—Basic and Diluted
Common units—public	23,376,421	—	—	7,089,685	(13)	30,466,106
Common units—Phillips 66	44,797,469	—	—	2,339,089	(13)	47,136,558
Subordinated units—Phillips 66	12,736,051	—	—	—		12,736,051

See notes to unaudited pro forma consolidated financial statements.

Phillips 66 Partners LP

Unaudited Pro Forma Consolidated Statement of Income

	Millions of Dollars
	Year Ended December 31, 2014
	Phillips 66 Partners LP (d)	Sweeny Frac/Standish (e)	Sweeny Frac LLC (f)	Phillips 66 Partners LP Pro Forma
	(Audited)	(Unaudited)
Revenues and Other Income
Transportation and terminaling services—related parties	$222.9	15.7	—	238.6
Transportation and terminaling services—third parties	6.1	—	—	6.1
Other income	0.1	—	—	0.1
Total revenues and other income	229.1	15.7	—	244.8

Costs and Expenses
Operating and maintenance expenses	54.2	2.6	(1.7)	55.1
Depreciation	16.2	0.6	—	16.8
General and administrative expenses	26.9	1.8	(1.3)	27.4
Taxes other than income taxes	4.2	0.3	—	4.5
Interest and debt expense	5.3	—	—	5.3
Other expenses	0.1	—	—	0.1
Total costs and expenses	106.9	5.3	(3.0)	109.2
Income before income taxes	122.2	10.4	3.0	135.6
Provision for income taxes	0.8	—	—	0.8
Net Income	121.4	10.4	3.0	134.8
Less: Net income attributable to Predecessors	5.4	—	3.0	8.4
Net income attributable to the Partnership	116.0	10.4	—	126.4
Less: General partner’s interest in net income attributable to the Partnership	8.3	0.2	—	8.5
Limited partners’ interest in net income attributable to the Partnership	$107.7	10.2	—	117.9

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (dollars)
Common units	$1.48			1.61
Subordinated units—Phillips 66	1.45			1.59

Average Limited Partner Units Outstanding—Basic and Diluted
Common units—public	18,888,750	—	—	18,888,750
Common units—Phillips 66	19,379,621	—	—	19,379,621
Subordinated units—Phillips 66	35,217,112	—	—	35,217,112

See notes to unaudited pro forma consolidated financial statements.

Phillips 66 Partners LP

Unaudited Pro Forma Consolidated Statement of Income

	Millions of Dollars
	Year Ended December 31, 2013
	Phillips 66 Partners LP (d)	Sweeny Frac/Standish (e)	Sweeny Frac LLC (f)	Phillips 66 Partners LP Pro Forma
	(Audited)	(Unaudited)
Revenues and Other Income
Transportation and terminaling services—related parties	$181.9	8.8	—	190.7
Transportation and terminaling services—third parties	5.1	—	—	5.1
Other income	0.2	—	—	0.2
Total revenues and other income	187.2	8.8	—	196.0

Costs and Expenses
Operating and maintenance expenses	59.8	8.8	(7.6)	61.0
Depreciation	14.3	0.6	—	14.9
General and administrative expenses	18.4	0.5	—	18.9
Taxes other than income taxes	4.8	0.3	—	5.1
Interest and debt expense	0.3	—	—	0.3
Total costs and expenses	97.6	10.2	(7.6)	100.2
Income before income taxes	89.6	(1.4)	7.6	95.8
Provision for income taxes	0.5	—	—	0.5
Net Income (Loss)	89.1	(1.4)	7.6	95.3
Less: Net income attributable to Predecessors	60.2	—	7.6	67.8
Net income (loss) attributable to the Partnership	28.9	(1.4)	—	27.5
Less: General partner’s interest in net income attributable to the Partnership	0.6	—	—	0.6
Limited partners’ interest in net income (loss) attributable to the Partnership	$28.3	(1.4)	—	26.9

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (dollars)
Common units	$0.40			0.38
Subordinated units—Phillips 66	0.40			0.38

Average Limited Partner Units Outstanding—Basic and Diluted
Common units—public	18,888,750	—	—	18,888,750
Common units—Phillips 66	16,328,362	—	—	16,328,362
Subordinated units—Phillips 66	35,217,112	—	—	35,217,112

See notes to unaudited pro forma consolidated financial statements.

Phillips 66 Partners LP

Unaudited Pro Forma Consolidated Balance Sheet

	Millions of Dollars
	March 31, 2016
	Phillips 66 Partners LP (a)	Sweeny Frac/Standish* (b)	Sweeny Frac LLC* (c)	Pro Forma Adjustments		Phillips 66 Partners LP Pro Forma
	(Unaudited)	(Unaudited)
Assets
Cash and cash equivalents	$20.1	2.3	(2.3)	(1.3)	(7)	18.8
Accounts receivable—related parties	36.4	—	—	—		36.4
Accounts receivable—third parties	1.6	—	—	—		1.6
Materials and supplies	5.2	2.0	(2.0)	—		5.2
Other current assets	1.6	2.0	(2.0)	—		1.6
Total Current Assets	64.9	6.3	(6.3)	(1.3)		63.6
Equity investments	967.1	—	—	—		967.1
Net properties, plants and equipment	1,641.5	1,149.9	(1,132.8)	—		1,658.6
Goodwill	2.5	—	—	—		2.5
Deferred rentals—related parties	5.4	—	—	—		5.4
Deferred tax asset	—	0.1	(0.1)	—		—
Other assets	0.7	—	—	—		0.7
Total Assets	$2,682.1	1,156.3	(1,139.2)	(1.3)		2,697.9

Liabilities
Accounts payable—related parties	$5.6	—	—	—		5.6
Accounts payable—third parties	15.6	58.6	(58.6)	—		15.6
Payroll and benefits payable	—	0.7	(0.7)	—		—
Accrued property and other taxes	9.5	2.6	(2.4)	—		9.7
Accrued interest	5.7	—	—	—		5.7
Current portion of accrued environmental costs	0.8	—	—	—		0.8
Deferred revenues—related parties	5.8	0.2	(0.2)	—		5.8
Other current liabilities	0.2	—	—	—		0.2
Total Current Liabilities	43.2	62.1	(61.9)	—		43.4
Notes payable—related parties	212.0	—	—	229.0	(8)	441.0
Long-term debt	1,090.9	—	—	—		1,090.9
Asset retirement obligations	3.4	0.6	—	—		4.0
Accrued environmental costs	0.8	—	—	—		0.8
Deferred revenue—related parties—long-term	17.1	10.4	(10.4)	—		17.1
Deferred income taxes	0.6	—	—	—		0.6
Total Liabilities	1,368.0	73.1	(72.3)	229.0		1,597.8

Equity
Net investment—Predecessors	—	1,083.2	(1,066.9)	(16.3)	(9)	—
Common unitholders—public	808.5	—	—	395.2	(10)	1,203.7
Common unitholder—Phillips 66	301.5	—	—	224.0	(11)	525.5
General partner—Phillips 66	(646.8)	—	—	18.5	(12)	(628.3)
Noncontrolling interests	851.7	—	—	(851.7)	(9)	—
Accumulated other comprehensive loss	(0.8)	—	—	—		(0.8)
Total Equity	1,314.1	1,083.2	(1,066.9)	(230.3)		1,100.1
Total Liabilities and Equity	$2,682.1	1,156.3	(1,139.2)	(1.3)		2,697.9

*Balance Sheet at December 31, 2015.

See notes to unaudited pro forma consolidated financial statements.

Phillips 66 Partners LP

Notes to Unaudited Pro Forma Consolidated Financial Statements

Basis of Presentation

The pro forma financial statements present the impact of the Acquisition on our financial position and results of operations.  The pro forma adjustments have been prepared as if the Acquisition had taken place as of March 31, 2016, in the case of the pro forma consolidated balance sheet, and as of January 1, 2015, in the case of the pro forma consolidated statements of income for the three months ended March 31, 2016, and the year ended December 31, 2015.  Pro forma adjustments were not applied to the unaudited pro forma consolidated statements of income for the years ended December 31, 2014 and 2013, as the presentation of pro forma transactions cannot meaningfully or accurately depict what operating results would have been had the Acquisition occurred at a date earlier than January 1, 2015.

The “Phillips 66 Partners LP” column represents our historical consolidated financial statements, as included in our Current Report on Form 8-K that was filed with the SEC on May 3, 2016.  Our historical consolidated financial statements were retrospectively adjusted from those filed in our 2015 Form 10-K due to our acquisition of a 25 percent controlling interest in Sweeny Frac LLC on March 1, 2016.  The “Sweeny Frac/Standish” column represents 100 percent of Sweeny Frac LLC and 100 percent of the Standish Pipeline.  The “Sweeny Frac LLC” column eliminates 100 percent of Sweeny Frac LLC because 100 percent of its historical results are included in both the “Phillips 66 Partners LP” column (we fully consolidate Sweeny Frac LLC because of our controlling interest) and the “Sweeny Frac/Standish” column (which represents 100 percent of the businesses we are acquiring).  After this elimination, the “Phillips 66 LP Pro Forma” column reflects our historical consolidated results including 100 percent of Sweeny Frac LLC and 100 percent of the Standish Pipeline.

The unaudited pro forma consolidated financial statements reflect the following transactions:

•                  The acquisition of the Acquired Assets.

•                  The financing of the acquisition and associated transaction and offering costs.

Unaudited Pro Forma Adjustments and Assumptions

(a)               Amounts derived from the consolidated financial statements included in our Form 10-Q for the quarterly period ended March 31, 2016, as filed with the SEC on April 29, 2016.

(b)               Amounts derived from the Sweeny Fractionator/Standish unaudited combined statement of operations for the three months ended December 31, 2015, and its combined consolidated balance sheet as of December 31, 2015, each reflecting the latest available financial information for Sweeny Fractionator/Standish.  Because these periods differ from those used for our historical consolidated financial information, certain pro forma adjustments are required, as noted in Adjustment (6).  The Sweeny NGL Fractionator commenced commercial operations in December 2015.

(c)                Amounts derived from Sweeny Frac LLC’s unaudited combined statement of operations for the three months ended December 31, 2015, and its combined balance sheet as of December 31, 2015.

(d)               Amounts derived from our audited consolidated financial statements for the three years ended December 31, 2015.

(e)                Amounts derived, in part, from the Sweeny Fractionator/Standish combined financial statements for the three years ended December 31, 2015, included in this Current Report on Form 8-K as Exhibit 99.2.

(f)                 Amounts derived from Sweeny Frac LLC’s combined financial statements for the three years ended December 31, 2015.

Adjustments:

(1)               Reflects $0.4 million and $2.2 million of additional third-party liability, business interruption and property insurance premiums associated with the Acquired Assets that we expect to incur, based on estimates from our insurance brokers, for the three months ended March 31, 2016, and the year ended December 31, 2015, respectively.

(2)               Reflects a decrease of $0.2 million and $0.8 million in “Operating and maintenance expenses” and a decrease of $0.2 million and $0.7 million in “General and administrative expenses” for the three months ended March 31, 2016, and the year ended December 31, 2015, respectively, associated with the incremental fees of certain administrative and operational support services to be provided to us by Phillips 66, pursuant to the terms of the fourth amendment to the omnibus agreement with Phillips 66.

(3)               Reflects a decrease of $0.9 million for transaction costs associated with the Acquisition included in our results of operations for the three months ended March 31, 2016.

(4)               Reflects an adjustment to income taxes as a result of including Sweeny Frac LLC as a wholly owned entity in our consolidated pro forma results of operations.

(5)               Reflects the elimination of noncontrolling interests as a result of including Sweeny Frac LLC as a wholly owned entity in our consolidated pro forma results of operations.

(6)               Reflects the elimination of $4.9 million for Sweeny Frac LLC’s results for the period from January 1, 2016, through February 29, 2016, which are included in our historical financial statements as “Predecessor” results.  The pro forma statement of income for the quarter ended March 31, 2016, assumes Sweeny Frac LLC’s results were attributable to the Partnership during this period.  Also reflects the elimination of $7.4 million of Sweeny Frac LLC results for the three-months ended December 31, 2015, created by the differing periods presented between our historical financial results and Sweeny Frac/Standish.

(7)               Reflects adjustments to cash as follows:

Increases to cash:

•                        Assumed gross proceeds from the public equity offering of $400.0 million from the issuance of 7,089,685 common units.  For purposes of calculating the number of common units to be issued in connection with the Acquisition, a unit price of $56.42 was used, which was the closing price of our common units on May 2, 2016.

Decreases to cash:

•                        Cash payment of $396.0 million to Phillips 66 to repay a portion of the Sponsor Notes assumed with the Acquisition.

•                        Payment of estimated underwriter discounts and structuring fees of $4.0 million.

•                        Payment of estimated equity offering costs of $0.5 million including legal fees, accounting fees, and filing and printing fees.

•                        Payment of estimated transaction costs of $0.8 million associated with the Acquisition, including audit, legal and advisory fees.

(8)               Reflects the balance of the Sponsor Notes assumed by us after a pay down of $396.0 million with the net proceeds of an assumed equity offering of common units.  As of March 31, 2016, the Sponsor Notes balance was $743.7 million; at the time of the transaction, the Sponsor Notes balance was $625.0 million.

(9)               Reflects the elimination of Phillips 66’s interest in the Sweeny Frac/Standish at the closing of the Acquisition.

(10)        Reflects gross proceeds from an assumed public equity offering of $400.0 million; less payments of estimated underwriter discounts and structuring fees of $4.0 million, payments of estimated public equity offering costs of $0.5 million, and estimated transaction costs allocated to the public unitholders of $0.3 million.

(11)        Reflects an allocated value of $224.5 million for the units issued to Phillips 66 as a common unitholder, less estimated transaction costs of $0.5 million.  The allocation between Phillips 66’s common unitholder account and our General Partner’s unitholder account was based on the proportion of common and general partner units Phillips 66 and our General Partner received as consideration for the Acquisition.

(12)        Reflects the allocated value of $18.5 million for the units issued to our General Partner.  The allocation between Phillips 66’s common unitholder account and our General Partner unitholder account was based on the proportion of common and general partner units Phillips 66 and our General Partner received as consideration for the Acquisition.

(13)        Reflects the issuance of 7,089,685 common units in an assumed public equity offering, and the issuance of 2,339,089 common units and 192,424 general partner units as consideration in the Acquisition.

Pro Forma Net Income Per Limited Partner Unit

The pro forma basic and diluted net income per limited partner unit is determined by dividing the limited partners’ interests in pro forma net income attributable to the Partnership by the weighted-average number of common and subordinated units outstanding for the period. Because all newly issued common units and general partner units in connection with the Acquisition were assumed to have been outstanding for the entire fiscal year 2015 and first-quarter 2016, the pro forma basic and diluted weighted-average number of common and subordinated units outstanding equals the actual weighted-average number of common and subordinated units outstanding for the year ended December 31, 2015 and the quarter ended March 31, 2016, plus the 9,428,774 of assumed newly issued common units.